UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SCHWAB CAPITAL TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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D. F. King & Co., Inc.

Telephone Script

Schwab Premier Equity Fund

Special Meeting of Shareholders: September 5, 2012

Introduction

SCREEN 1:

Hello, my name is [STATE YOUR FIRST AND LAST NAME] and I am calling from D.F. King & Co. on behalf of the Schwab Premier Equity Fund. May I speak with Mr. /Mrs. /Ms. [SHAREHOLDER’S LAST NAME]?

[IF THE SHAREHOLDER IS NOT AVAILABLE]

I am calling regarding The Special Meeting of Shareholders scheduled for September 5, 2012. May I leave a call back number so that he/she may get more information regarding the matter? Or is there a better time to reach him/her?

[ONCE SHAREHOLDER IS ON THE LINE]

Mr. /Mrs. /Ms. [SHAREHOLDER’S LAST NAME] my name is [STATE YOUR FIRST AND LAST NAME] and I’m calling on a recorded line regarding your investment in the Schwab Premier Equity Fund.

Recently, you were mailed proxy materials, along with a proxy card or voting instruction form to cast your vote at the upcoming Special Meeting of Shareholders to be held on September 5, 2012. The tabulator for the Special Meeting has yet to receive your vote. Therefore, I’m calling to ask if you would be willing to vote your shares by telephone with me now.

IF THEY DID NOT RECEIVE PROXY MATERIALS – Help the shareholder obtain the materials he/she requires. If a NOBO, give him/her the 800# and have them call back when they receive the materials. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as “14” or “15”.

IF YES – The Fund’s Board of Trustees has approved the proposal and is recommending a vote in favor of the proposal. Would you like to vote your shares as recommended by the Board on the proposal?

Just to confirm, you have voted with the recommendation of the Board on the proposal. Is that correct?

IF YES – Thank you. I’ve recorded your vote as recommended by the Board in favor of the proposal. We’ll send a written confirmation of this vote to you at your address of record. For confirmation purposes, please tell me your full name and address, including city, state and zip code.

If the shareholder’s name and address are correct:

Thank you for your time and your vote Mr. /Mrs. /Ms. [SHAREHOLDER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the shareholder’s name and address are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the information that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your proxy card or voting instruction form at your earliest convenience, or vote your shares by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF NO – [REFER TO APPROPRIATE REBUTTAL AND CONCLUDE BY ASKING IF UPON REFLECTION THE SHAREHOLDER WOULD LIKE YOU TO RECORD A VOTE CONSISTENT WITH THE BOARD’S RECOMMENDATION ON THE PROPOSAL.]

IF YES – Thank you. I’ve recorded your vote as recommended by the Board on the proposal. We’ll send a written confirmation of this vote to you at your address of record. For confirmation purposes, please tell me your full name and address, including city, state and zip code.

If the shareholder’s name and address are correct:

Thank you for your time and your vote Mr. /Mrs. /Ms. [SHAREHOLDER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the shareholder’s name and address are NOT correct:

Mr./Mrs./Ms.[SHAREHOLDER’S LAST NAME] the information that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your proxy card or voting instruction form at your earliest convenience, or vote your shares by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF STILL NO – Okay, I can still help. Would you like to vote your shares contrary to the recommendation of the Board and against the proposal?

AGAINST PROPOSAL – Thank you. I have recorded your vote against the proposal. We’ll send a written confirmation of this vote to you at your address of record. For confirmation purposes, please tell me your full name and address, including city, state and zip code.

If the shareholder’s name and address are correct:

Thank you for your time and your vote Mr. /Mrs. /Ms. [SHAREHOLDER’S LAST NAME]. Have a good [DAY/AFTERNOON/EVENING]. END CALL.

If the shareholder’s name and address are NOT correct:

Mr. /Mrs. /Ms. [SHAREHOLDER’S LAST NAME] the information that you just recited for me doesn’t match our records and, therefore, I can’t take your vote by telephone. Instead, I urge you to complete, sign, date and return your proxy card or voting instruction form at your earliest convenience, or vote your shares by touch tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

IF NO (I.E., THEY JUST WON’T VOTE) – I’m sorry for the inconvenience. As a shareholder of the Fund on the record date, your vote is very important. If you change your mind and would like us to assist you in voting by telephone, please call us back toll-free at 1-800-290-6424 at any time between 8:00 AM and 10:00 PM (Eastern Time) weekdays or between Noon and 5:00 PM on Saturdays. Or you can vote at any time by completing, signing, dating and returning your proxy card or voting instruction form using the postage-paid envelope provided, or by touch-tone telephone or on the Internet by following the instructions provided on your proxy card or voting instruction form. Thank you for your time and have a good [DAY/AFTERNOON/EVENING]. END CALL.

Schwab Premier Equity Fund

Special Meeting of Shareholders

September 5, 2012

Answering Machine Message

Hello. My name is [STATE YOUR FIRST AND LAST NAME] and I am calling from D.F. King & Co. regarding your investment in the Schwab Premier Equity Fund. You should have recently received proxy materials in the mail concerning the Fund’s Special Meeting of Shareholders to be held on September 5, 2012.

Your vote is important. Please sign, date and promptly mail your proxy card or voting instruction form in the postage-paid envelope provided.

Internet or touch-tone telephone voting also is available. Please follow the instructions provided on your proxy card or voting instruction form.

If you have any questions, would like to vote or need new proxy materials, please call D.F. King, which is your Fund’s proxy solicitor, at 1-800-290-6424.

Thank you.